EXHIBIT 2

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Antonio Carlos Valente da Silva                   General Taxpayers'
                                                        Register: 371.560.557-04
Qualification: Member of the Board of Directors
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total

  Share                     COMMON                       1        0.00      0.00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     COMMON                       1        0.00      0.00

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Adezio de Almeida Lima                            General Taxpayers'
                                                        Register: 342.530.507-78
Qualification: Member of the Board of Directors
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     COMMOM                       1        0.00      0.00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     COMMON                       1        0.00      0.00

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Francisco de Oliveira Filho                       General Taxpayers'
                                                        Register: 011.344.346-34
Qualification: Member of the Board of Directors
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Eggon Joao da Silva                               General Taxpayers'
                                                        Register: 009.955.179-91
Qualification: Member of the Board of Directors
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                      156       0.00      0.00
  Share                   Common (1)                 1,566,862    10.13     3.51
  Share                   Common (2)                   1,407      0,01      0,00
  Share                   Preferred                    9,140      0.03      0.02
  Share                 Preferred (1)                1,768,172    6.06      3.96
  Share                 Preferred (2)                    -        0,00      0,00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative
                                                                Same kind  Total
  Share                     Common                      156       0.00      0.00
  Share                   Common (1)                 1,566,862    10.13     3.51
  Share                   Common (2)                   1,407      0,01      0,00
  Share                   Preferred                    9,140      0.03      0.02
  Share                 Preferred (1)                1,768,172    6.06      3.96
  Share                 Preferred (2)                    -        0,00      0,00
(1) Indirect participation through the company Weg S.A.

(2) Indirect participation through the company Eggon Joao da Silva Adm. Ltd.

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Luiz Carlos Fernandes Afonso                      General Taxpayers'
                                                        Register: 035.541.738-35
Qualification: Member of the Board of Directors
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Francisco Ferreira Alexandre                      General Taxpayers'
                                                        Register: 301.479.484-87
Qualification: Member of the Board of Directors
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Jaime Hugo Patalano                               General Taxpayers'
                                                        Register: 011.141.237-49
Qualification: Member of the Board of Directors
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Luciano Carvalho Ventura                          General Taxpayers'
                                                        Register: 018.153.854-72
Qualification: Member of the Fiscal Council
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                   Preferred                     12        0.00      0.00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                   Preferred                     12        0.00      0.00

                                 INDIVIDUAL FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Wang Wei Chang                                    General Taxpayers'
                                                        Register: 534.698.608-15
Qualification: Chief Financial Officer
                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                   Preferred                      2        0.00      0.00
                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                   Preferred                      2        0.00      0.00

                                CONSOLIDATED FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
 MANAGEMENT  (X) BOARD OF DIRECTORS      ( )        ( ) FISCAL    ( ) TECHNICAL AND
AND RELATED                           EXECUTIVE      COUNCIL     CONSULTANT AGENCIES
   PERSON                              OFFICERS
                                 OPENING BALANCE
 Security/         Characteristic of Security          Number        % interest
 Derivative                                                     Same kind   Total
   Share                     Common                      162       0.00      0.00
   Share                   Common (1)                 1,566,862    10.13     3.51
   Share                   Common (2)                   1,407      0.01      0.00
   Share                    Preferred                   9,140      0.03      0.02
   Share                  Preferred (1)               1,768,172    6.06      3.96
   Share                  Preferred (2)                   -        0.00      0.00
                                 CLOSING BALANCE
 Security/         Characteristic of Security          Number        % interest
 Derivative                                                     Same kind   Total
   Share                     Common                      162       0.00      0.00
   Share                   Common (1)                 1,566,862    10.13     3.51
   Share                   Common (2)                   1,407      0.01      0.00
   Share                    Preferred                   9,140      0.03      0.02
   Share                  Preferred (1)               1,768,172    6.06      3.96
   Share                  Preferred (2)                   -        0.00      0.00

(1) Indirect participation through the company Weg S.A.
(2) Indirect participation through the company Eggon Joao da Silva Adm. Ltd.

                                CONSOLIDATED FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
 MANAGEMENT  ( ) BOARD OF DIRECTORS      ( )        (X) FISCAL    ( ) TECHNICAL AND
AND RELATED                           EXECUTIVE      COUNCIL     CONSULTANT AGENCIES
   PERSON                              OFFICERS
                                 OPENING BALANCE
 Security/         Characteristic of Security          Number        % interest
 Derivative                                                     Same kind   Total
   Share                    Preferred                    12        0.00      0.00
                                 CLOSING BALANCE
 Security/         Characteristic of Security          Number        % interest
 Derivative                                                     Same kind   Total
   Share                    Preferred                    12        0.00      0.00


                                CONSOLIDATED FORM
 MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER
                                    358/2002

On December 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
 MANAGEMENT  ( ) BOARD OF DIRECTORS      (X)        ( ) FISCAL    ( ) TECHNICAL AND
AND RELATED                           EXECUTIVE      COUNCIL     CONSULTANT AGENCIES
   PERSON                              OFFICERS
                                 OPENING BALANCE
 Security/         Characteristic of Security          Number        % interest
 Derivative                                                     Same kind   Total
   Share                    Preferred                     2        0.00      0.00
                                 CLOSING BALANCE
 Security/         Characteristic of Security          Number        % interest
 Derivative                                                     Same kind   Total
   Share                    Preferred                     2        0.00      0.00